Exhibit 99.1

Roivant Highlights Continued Pipeline Progress and Outlook for Company’s Next Phase of Growth at 2025 Investor Day

•	Roivant enters new phase of corporate journey with 3+ launches, 4+ NDA/BLA filings, 8+ pivotal and 3+ proof-of-concept study readouts expected over the next three years
•	Highlighting clinical execution, Roivant announces positive updates to timing guidance across four key programs:
o	Brepocitinib NDA filing in dermatomyositis (DM) now expected in early calendar year 2026; commercial preparation underway with launch expected early in calendar year 2027
o	Brepocitinib Phase 3 trial in non-infectious uveitis (NIU) fully enrolled with topline data now expected in the second half of calendar year 2026
o	Brepocitinib proof-of-concept trial in cutaneous sarcoidosis (CS) fully enrolled with topline data now expected in the first half of calendar year 2026
o	IMVT-1402 potentially registrational trial in difficult-to-treat rheumatoid arthritis (D2T RA) topline data now expected in calendar year 2026
•
Roivant-led Immunovant financing alongside key institutional investors generated gross proceeds to Immunovant of approximately $550 million, extending Immunovant’s cash runway to the launch of IMVT-1402 in Graves’ disease (GD); Roivant cash balance continues to support runway into profitability

•	All other pipeline programs remain on track with previously communicated timelines
•	Roivant will host our Investor Day today at 8:00 a.m. ET to discuss our progress and next chapter in detail

BASEL, Switzerland and LONDON and NEW YORK, December 11, 2025 – Roivant (Nasdaq: ROIV) today is hosting an Investor Day in New York City. Roivant leadership will highlight key pipeline updates and provide an update on the Company’s strategy for long-term value creation.

“We are at transformational moment for Roivant. We have a unique opportunity to execute on three major potential products, each of which represents a pipeline-in-a-product opportunity, each with multiple blockbuster-potential indications. I’m proud of the clinical execution across our teams, and we have accelerated timing guidance for topline readouts in three significant programs. We have an opportunity for three meaningful first-in-class commercial launches over the next three years,” said Matt Gline, CEO of Roivant. “First among them is brepocitinib in DM, where the Phase 3 data generated earlier this year represents a significant step forward for patients in need. We remain well-positioned to generate shareholder value, and we are excited to share updates across our late-stage pipeline and long-term strategy at our Investor Day today.”

Program-Specific Highlights and Updates

Brepocitinib

•	Preparation for commercial launch of brepocitinib in DM is underway; NDA filing expected in early calendar year 2026 with potential commercial launch early in calendar year 2027
•
Phase 3 trial for brepocitinib in NIU is fully enrolled ahead of schedule with topline data expected in the second half of calendar year 2026, previously expected in the first half of calendar year 2027

•
Proof-of-concept trial for brepocitinib in CS is fully enrolled ahead of schedule with topline data expected in the first half of calendar year 2026, previously expected in the second half of calendar year 2026

IMVT-1402

•
Roivant-led Immunovant financing alongside key institutional investors generated gross proceeds to Immunovant of approximately $550 million, extending Immunovant’s cash runway to the launch of IMVT-1402 in GD

•	Potentially registrational trial for IMVT-1402 in D2T RA topline data now expected in calendar year 2026; previously expected Period 1 data in calendar year 2026 and topline data in calendar year 2027
•
All other clinical development timelines remain on track, including potentially registrational trials in GD, myasthenia gravis (MG), chronic inflammatory demyelinating polyneuropathy (CIDP) and Sjögren’s disease (SjD), and a proof-of-concept trial in cutaneous lupus erythematosus (CLE)

Mosliciguat

•
Enrollment in the ongoing Phase 2 trial of mosliciguat in pulmonary hypertension associated with interstitial lung disease (PH-ILD) remains on track; Pulmovant plans to report topline data in the second half of calendar year 2026

•	Pulmovant also expects to imminently initiate a Phase 2 study (n=20) evaluating mosliciguat in combination with inhaled treprostinil in patients with PH-ILD

Genevant

•	In the US Moderna litigation, a jury trial has been scheduled for March 2026. Awaiting court scheduling in the Pfizer/BioNTech litigation
•	Initial court hearings and rulings in the ex-US Moderna litigation expected in calendar year 2026

Investor Day Webcast Information

Roivant will host an Investor Day in New York City at 8:00 a.m. ET on Thursday, December 11, 2025. The event will be webcasted for those unable to attend in person.

To access the webcast, please register online using this registration link. The presentation and webcast details will also be available under “Events & Presentations” in the Investors section of the Roivant website at https://investor.roivant.com/news-events/events. The archived webcast will be available on Roivant’s website after the event.

About Roivant

Roivant (Nasdaq: ROIV) is a biopharmaceutical company that aims to improve the lives of patients by accelerating the development and commercialization of medicines that matter. Roivant’s pipeline includes brepocitinib, a potent small molecule inhibitor of JAK1 and TYK2 in development for the treatment of dermatomyositis, non-infectious uveitis and cutaneous sarcoidosis; IMVT-1402 and batoclimab, fully human monoclonal antibodies targeting FcRn in development across several IgG-mediated autoimmune indications; and mosliciguat, an inhaled sGC activator in development for pulmonary hypertension associated with interstitial lung disease. We advance our pipeline by creating nimble subsidiaries or “Vants” to develop and commercialize our medicines and technologies. Beyond therapeutics, Roivant also incubates discovery-stage companies and health technology startups complementary to its biopharmaceutical business. For more information, visit https://roivant.com.

Roivant Forward-Looking Statements

This press release contains forward-looking statements. Statements in this press release may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of such words or similar expressions. The words may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act.

Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, and statements that are not historical facts, including statements about the clinical and therapeutic potential of our product candidates, the availability and success of topline results from our ongoing clinical trials and any commercial potential of our product candidates following applicable regulatory approvals. In addition, any statements that refer to projections, forecasts or other characterizations of future events, results or circumstances, including any underlying assumptions, are forward-looking statements. Actual results may differ materially from those contemplated in these statements due to a variety of risks, uncertainties and other factors.

Although we believe that our plans, intentions, expectations and strategies as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a number of risks, uncertainties and assumptions, including, but not limited to, those risks set forth in the Risk Factors section of our filings with the U.S. Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment in which new risks emerge from time to time. These forward-looking statements are based upon the current expectations and beliefs of our management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as required by applicable law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

Investors
Keyur Parekh
keyur.parekh@roivant.com

Media
Stephanie Lee
stephanie.lee@roivant.com